UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2017
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HALOZYME THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32335	88-0488686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11388 Sorrento Valley Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 794-8889
Not Applicable
(Former name or former address, if changed since last report)
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On September 29, 2017, Halozyme Therapeutics, Inc. (the “Company”) and Mark J. Gergen, chief operating officer, mutually agreed that Mr. Gergen would leave Halozyme to pursue professional opportunities outside the Company.

 (e)    On September 29, 2017, the Company and Mr. Gergen entered into a Transition Services Agreement and General Release of Claims (the “Transition Agreement”) pursuant to which the Company will pay Mr. Gergen a cash lump sum amount equal to the sum of (i) unused paid time off through September 29, 2017 and (ii) unpaid base salary through September 29, 2017. The Company will also continue to pay Mr. Gergen’s group health premiums through March 31, 2018, subject to earlier termination if he becomes eligible for group healthcare coverage through another employer. The Transition Agreement also provides for a general release of claims against the Company by Mr. Gergen and contains customary non-disparagement provisions.

The Company and Mr. Gergen have also entered into a Consulting Agreement (the “Consulting Agreement”) that will become effective on September 30, 2017. The Consulting Agreement, which shall remain in effect until January 2, 2018 unless terminated earlier pursuant to its terms, provides for a cash lump sum payment equal to $137,295 which is equivalent to 90% of Mr. Gergen’s 2017 target bonus pro-rated for nine months of employment. During the term of the Consulting Agreement, all of Mr. Gergen’s outstanding equity grants will continue to vest and be exercisable under the terms of the Company’s 2011 Stock Plan.

The foregoing descriptions of the Transition Agreement and the Consulting Agreement do not purport to be complete and are qualified in their entirety by the full text of such agreements which are attached to this Current Report on Form 8-K as exhibit 99.1, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Transition Services Agreement and General Release of Claims, effective as of September 29, 2017, and Consulting Agreement, effective as of September 30, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALOZYME THERAPEUTICS, INC.

September 29, 2017	By:	/s/ Harry J. Leonhardt
	Name:	Harry J. Leonhardt, Esq.
	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

EXHIBIT LIST

Exhibit No.	Description

99.1	Transition Services Agreement and General Release of Claims, effective as of September 29, 2017, and Consulting Agreement, effective as of September 30, 2017